Exhibit 99.1

A World Leader Enabling Connectivity December 8, 2009

Agenda Overview Tom Lynch, CEO Technology Enabling Accelerated Growth Rob Shaddock, CTO Accelerating Growth Connectivity in the Car Joe Donahue, President, Automotive 20-Minute Break Connectivity In and To Devices Mooch Okamoto, President, CIS Network Connectivity Alan Clarke, President, Network Solutions Energy Connectivity Alan Clarke, President, Network Solutions Beyond Traditional Connectivity Jeff Rea, President, Specialty Products Financials Terrence Curtin, CFO Wrap-Up Tom Lynch, CEO Q&A Session All Page 2

Forward-Looking Statements / Non-GAAP Measures Page 3 This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Tyco Electronics has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) its forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as developments in the credit markets; conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer and consumer electronics industries; future goodwill impairment; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; political, economic and military instability in countries in which we operate; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in Tyco Electronics’ Annual Report on Form 10-K for the fiscal year ended September 25, 2009, as well as in Tyco Electronics’ Current Reports on Form 8-K and other reports filed by Tyco Electronics with the Securities and Exchange Commission. Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Overview / Strategy Update Tom Lynch Chief Executive Officer

Page 5 Strategic Priorities: 2007 to 2009 Reshape the portfolio Streamline the footprint Reinvigorate innovation Improve productivity Focus the Company *See appendix for description of organic sales growth. Original 2010 Financial Goals Organic* Growth of 5 – 7% Revenue of $16 – 17B 15% Operating Margin

 Page 6 Successfully Navigating the Downturn * See Appendix for description and reconciliation of Adj. Operating Income, Adj. Operating Margin and Free Cash Flow ($ in millions) ~10% Q1 FY10 FY08 FY09 Guidance Sales $14,373 $10,256 ~$2,800 Gross Margin % 29.0% 24.7% 27 - 28% Adj. Operating Income $1,988 $598 ~$280 Adj. Operating Margin % 13.8% 5.8% ~10% Free Cash Flow $1,290 $1,226 Debt $3,181 $2,417

Strategic Priorities: 2010 and Beyond Leverage technology across the company Increase investment in R&D Reinvigorate the channel Strategic acquisitions Page 7 Accelerating Growth 8 – 10% Annual Growth 12% Operating Margin at $12B Revenue 15% Operating Margin at $14 – 15B Revenue Financial Goals While Continuing To Strengthen Our Operating Performance

In a World Where Everything is Connected... Page 8 Railway Factory Hospital Computing Aircraft Mobility Office Automobiles Power Plant

Is a World Leader Enabling Connectivity Page 9 Transportation Communications Energy Consumer Products Industrial Equipment Aerospace & Defense Medical Consumer Industrial and Infrastructure Serving Large Attractive Markets Connectors Fiber Optics Touch Systems Circuit Protection Wireless Sealing & Protection Precision Wire & Cable With A Wealth of Technology Platforms Global Leader in Markets Expected to Grow 2X GDP 97 Manufacturing Sites Serving Every Region 7,000 Engineers Close to our Customers 150 Countries Served 5,000 Salespeople Advising our Customers And Extensive Global Resources

Market Leadership Page 10 Beyond Traditional Connectivity Motor Vehicle Connectivity Connectivity In and To Devices Network Connectivity Electronic Components Sales are FY09 Actual, Growth rates are long-term organic growth rates; see Appendix for description of organic sales growth Communications & Industrial Solutions $3.2B Sales | 6-8% Growth Datacom Equipment Computers Consumer Devices Industrial Equipment Appliances Automotive Commercial Vehicles Automotive $2.8B Sales | 4-6% Growth Undersea Telecommunications $1.2B Sales | Cyclical Turnkey Fiber Optic Systems Oil & Gas Systems Network Solutions $1.7B Sales | 6-8% Growth Energy Systems Communication Service Providers Enterprise Networks Specialty Products $1.4B Sales | 8-10% Growth Aerospace, Defense & Marine Touch Systems Medical Equipment Circuit Protection Significant Growth Opportunities

Strong Position in High-Growth Emerging Markets Page 11 2009 Sales $2.5 Billion (~25% of Total) BRAZIL $200M sales 1 manufacturing site INDIA $200M sales 6 manufacturing sites E. EUROPE & RUSSIA $700M sales 5 manufacturing sites Long-Term Growth Rate Estimated At 15% 1,600 Engineers CHINA $1.4B sales 15 manufacturing sites

 Page 12 Improved Operating Leverage * See Appendix for description and reconciliation of “Adj. Operating Income” and “Adj. Operating Margin” On Track for 12% Operating Margin at $12 Billion of Sales 8.2% 12.0% 15.0% $0 $2 $4 $6 $8 $10 $12 $14 $16 $10.8B (Q4 Annualized) $12B $14-15B Revenue ($ billions) On Track for 12% Operating Margin at $12 Billion of Sales

Strong Cash Flow Page 13 $ billions Multiple Ways to Increase Value Over $3 Billion of Free Cash Flow* in Past 3 Years * Non-GAAP measure, please see Appendix Multiple Ways to Increase Value 2007 2008 2009 $0.8 $1.3 $1.2

Exiting the Downturn A Much Stronger Company A more focused portfolio Better cost structure better operating leverage Solid financial position Stronger management team Accelerating growth Page 14 Accelerating Performance as the Global Economy Recovers

Technology Enabling Accelerated Growth Rob Shaddock Chief Technology Officer

Global Trends Play to Our Technology Strength Printing 600 years Social Media 5 years Exponential pace of innovation Customers seek solution partners We are about connectivity, not just connectors Email 50 years Telegraph 200 years Internet 20 years Page 16

Global Trends Play to Our Technology Strength Drive for sustainability and renewable energy New products in every business Power generation everywhere Hybrid / electric vehicles We enable energy efficiency Page 17

Global Trends Play to Our Technology Strength Data everywhere More bandwidth, more networked Networking is ubiquitous, inside the box and connecting the boxes We are a leader enabling data networking connectivity Page 18

Global Trends Play to Our Technology Strength Materials & process technology enabling lighter, smaller, pervasive electronics Harsher environments demand new material solutions We have 50+ years leadership in connectivity materials Page 19

Page 20 $500+ million annual investment in RD&E ~7,000 engineers close to our customers 17 major design centers in centers of innovation New products ~30 % of Sales * Engineering Next to Our Customers * New products introduced in last three years Borderless Innovation

A Wealth of Connectivity Applications Page 21 Auto – copper & fiber connectivity in harsh environments: sensors; mechatronics Medical – ultra fine cable manufacture and connection. Industrial - rugged data connectivity in the controller. Energy – large scale connectors sealed for 30 years. High energy circuit protection. Enterprise – high density, high speed copper and fiber connectivity; and network management. Touch – advanced materials and software to create touch screens. Circuit protection - advanced materials to create power protection. Aerospace & defense – high performance wire & cable. High density metal and fiber connectivity. Telecom Networks –fiber and copper connectivity. Sealed and protected for 30 years. Physical layer management. Undersea fiber optics

Breadth of Technology Platforms Supports Core Growth, Enables New Applications Page 22 New Solutions Contact Physics Magnetics / Relays Signal Integrity Sealing Technologies High Performance Cable and Wire RF Conductive Composites High Power Systems Fiber Connection Insulating Materials Optical Transmission Sensors Embedded Software Precision Manufacturing Surface Science Proprietary Materials Electronics Packaging Physical Layer Management Antennas

Fiber Optic Connectivity – Undersea to the Device









Applications	Intercontinental Networks - Undersea	FTTX – Fiber Optic Infrastructure	Server farms, computer clusters	Devices - fiber for high speed interconnect
Technology	• Optical Transmission • Sealing Technologies • Cable & Wire • Embedded Software	• Fiber Connection • Sealing Technologies • Physical Layer Management	• Fiber Connection • Electronics Packaging • Physical Layer Management • Cable & Wire	• Fiber Connection • Optical Transmission • Precision Manufacturing

~$1.4 Billion of Sales in 2009

Tyco Electronics
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 Page 24 Power System Protection – Device to Network Battery Protection for portable devices Electric Power-trains in more vehicles Surge Arresters and Disconnects Applications Technology ~$400 Million of Sales in 2009 Conductive Composites Surface Science Resin Technologies Precision Manufacturing Magnetics / Relays High Power Systems Sealing Technologies Contact Physics Embedded Software Magnetics / Relays Sealing Technologies Conductive Composites High Power Systems Contact Physics

Technology Platforms Drive Accelerated Growth Increasing leverage of our technology platforms Increased investment in next generation platforms Global resources close to the customer Page 25

In a World Where Everything is Connected... Page 26 We Are A World Leader Enabling Connectivity Railway Factory Hospital Computing Aircraft Mobility Office Automobiles Power Plant

Connectivity in the Car Joe Donahue President, Automotive

Page 28 The Leader in Automotive Connectivity Sales By Geography Source: Bishop & Associates 2008 Rank Connectors 1 35% 2 Yazaki 16% 3 Delphi 10% 4 FCI 9% 5 Sumitomo 8% Company Market Share Market Total $8.9 Billion 2009 Sales $2.8 Billion Automotive Business Profile Broadest range of connectivity solutions Interconnect, Relays, Mechatronics, Power Distribution Boxes, Sensors Dedicated customer resources 1,500 engineers 500 sales engineers EMEA 52% Asia 29% South America 5% North America 14%

Increasing Electronic Content Drives Growth Page 29 We Expect Long-Term Growth of 4-6% Vehicle Content Breakdown Long-Term Growth Profile Production Growth 1-3% Content Growth 4-6% Price Erosion (1-3)% Total Growth 4-6% Chassis/Safety 20% Powertrain 35% Comfort/Convenience 45%

Which Increases Addressable Content per Vehicle Page 30 Electronic Content as a % of Total Vehicle Cost* * Source: McKinsey – PTW HAWK Survey and TE management estimates 30% 40% Effects of Current Trends on Content per Vehicle Safety Green/ Fuel Efficient Connected Emerging Market Mix Overall Content per Vehicle 2009 2015

New Features Drive Increasing Electronic Content... Page 31 Alternative Energy Emissions Reductions Fuel Consumption Driver Assistance Systems Active/Passive Safety Pedestrian Protection Navigation Wireless Communication HMI (Human- Machine Interface) Safe Green Connected

 Page 32 Solving customer connectivity problems with system solutions High vibration contact design Sealing performance Complex stamping and over-molding Specialized PCB Terminal Manufactured globally ABS Systems Integrated MEMS strain gage Piezo-resistive technology Wide range of applications in chassis systems SemSG Harsh Environments Sensors Innovation Leadership

Hybrid Electric Vehicle Adoption is Accelerating …


14 V Powernet
Current Sensor
Power Module
Converter
DC/DC
Uni/Bidirectional
ICE
3~
E-Motor
Power
Module
Converter
DC/AC
Current Sensor
Power Module
Auxiliary
(motor) drive
Hybrid
Controller
PDU
PDC
Current Sensor
Main Relay
Pre Charge Relay
Power Resistor
Energy Storage System
Cell
Connection
Bus Bar
HV Connector
Special Cable Assy.
Contactor Box
Ultra CAP
Main Relay
Pre Charge Relay
Power Resistor
Service Disconnect
Fuell Cell
Temperature Sensor
Current Sensor (opt.)
Main Relay
Pre Charge Relay
Power Resistor
Service Disconnect
Ni MH
Temperature Sensor
Current Sensor (opt.)
Main Relay
Pre Charge Relay
Power Resistor
Li Ion
Temperature Sensor
Current Sensor (opt.)
Main Relay
Pre Charge Relay
Power Resistor
Service Disconnect
Tyco Electronics Products
HV Harness
HV Connector
LV Connector
Service Disconnect
Main Relay
Current Sensor
Power Module
PDU / PDC / PDB
Contactor Box
High Voltage Interlock
Pre Charge Relay
Temperature Sensor
Power Resistor
Cell Connection

Tyco Electronics
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Has the Solutions to Meet Customer Needs Page 34 Sales of hybrid vehicle expected to double by 2014, but still only ~5% of total market Electronic content typically ~$100 more than a conventional powertrain We Are Well Positioned to Benefit from Growth in Hybrids

 Page 35 Production Growth Will Be Fueled By Emerging Markets 2007 – 69 million 2010 – 61 million 2015 – 82 million *CSM Data Global Auto Production* 50% of Production Growth Over Next 5 Years Expected From Emerging Markets

 Page 36 A Local Supplier with Global Reach and Scale TE Japan 40+ Years in Japan Top 3 Market Position TE Korea 25+ Years in Korea # 1 Market Position TE EMEA 50+ Years in Europe # 1 Market Position TE Americas 20+ Years in North and South America # 1 Market Position TE China 15+ Years in China # 1 Market Position Strong Domestic OEM Partnerships

Current Market Dynamics TE order levels running above vehicle production rates Uncertainty persists Future of incentives Post-holiday demand European and Asian OEMs optimistic in the near term High variability in order patterns Emerging markets growing again China, India vehicle production growth to continue at double digit Brazil close to returning to 2008 vehicle production levels Page 37 Visibility Remains Limited

The Market Leader in Automotive Automotive is an attractive market for TE Increasing electronic content Accelerating growth in emerging markets Technically demanding Stringent quality and reliability standards TE is well positioned to accelerate sales and profit growth Strong in all regions and markets Innovation leadership 2,000 dedicated technical resources Improved operating leverage Page 38

20-Minute Break

In a World Where Everything is Connected... Page 40 We Are A World Leader Enabling Connectivity Railway Factory Hospital Computing Aircraft Mobility Office Automobiles Power Plant

Connectivity In and To Devices Mooch Okamoto President, Communications and Industrial Solutions

Page 42 Overview Broad range of connectivity solutions Interconnect, Relays, Antennas, Sensors Strong presence in China ~30% of sales in China ~1,000 engineers Sales by Market Sales by Geography Business Profile 2009 Sales $3.2 Billion Wireless broadband accelerating Americas 27% EMEA 26% Asia Pacific ex-China 18% China 29% Industrial $657 Computer $425 Appliance $423 Consumer Devices $383 Other $424 DataComm $850

 Page 43 Market Overview TAM* $8 Billion $8 Billion $4 Billion $3 Billion $1 Billion Mkt Growth 2-5% 5-8% 3-5% 6-8% 3-4% Mkt Position* Top 5 Top 3 Top 3 Top 2 #1 *TE management estimates Current Trends Primary Market Segments Trends Drive More Electronic Content Industrial Consumer DataComm Computer Appliance Convergence Miniaturization Wireless High-Speed Energy Efficiency Intelligence

 Page 44 Accelerating Growth – Wireless Technology Platforms Leveraged RF Precision Manufacturing Resins Antenna Customer Need: Integrate a complex antenna in a small space Challenge: Optimize RF performance Solution: Integrated antenna with housing using precision molding and advanced antenna design 3x Our Average Content Per Device

Accelerating Growth – DataComm

A New Range of High-Speed Data Products


TinMan 85 ohm

12.5Gb Backplane
Interconnect for new Intel QPI standard


STRADA Whisper

25Gb Backplane
Highest bandwidth solution on the market


STRADA Mesa

12.5Gb Mezzanine
Highest bandwidth solution on the market

100G Access CFP



Highest net throughput in the industry

RJ Point Five



Double the density of existing RJ45

Higher Speeds, Higher Density, Better Signal Integrity

Tyco Electronics

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Accelerating Growth – Advanced Power Protection Page 46 Customer Need: Improve reliability of circuit breaker. Solution: Developed an integrated circuit breaker solution that eliminated the need for compressed air while meeting high voltage safety requirements. Reduced application cost by 20-40%. Technology Platforms Leveraged High Power Systems Sealing Technologies Magnetics/Relays Electronics Packaging Providing Unique Solutions to Meet Customer Needs

Driving Growth by Enabling Next Generation Devices Smarter, more energy-efficient devices require more innovative connectivity solutions Miniaturization High speed Power protection Wireless Leveraging our technology platforms to address more of our customers’ needs Global leadership position Global resources close to our customers Page 47

In a World Where Everything is Connected... Page 48 We Are A World Leader Enabling Connectivity Railway Factory Hospital Computing Aircraft Mobility Office Automobiles Power Plant

Energy Connectivity Alan Clarke President, Network Solutions

Energy Overview Page 50 Utilities & Industrial $0.8B 2009 Sales $0.9 Billion Sales by End Market Alternative Energy $0.1B Energy Business Profile Sales by Geography A global leader in connectivity solutions Low, Medium, High Voltage Joints and terminations, Insulators, Surge Arrestors, Connectors, and Monitoring Top 3 global market position EMEA 60% Asia ex-China 13% China 6% North America 17% South America 4%

 Page 51 Energy Overview TAM* $10.0 Billion $1.0 Billion Market Growth 4-5% 20%+ Market Position Top 3 Top 3 Utilities & Industrial Alternative Energy Renewable energy push Carbon emission regulations Distributed generation Reduced cap ex by utilities Continued infrastructure build in emerging markets Smart grid * TE management estimates Primary Market Segments Current Trends

 Page 52 Key Market Drivers Increasing electricity consumption Aging infrastucture New investment in emerging markets Drive for renewable energy U.S. and European grids are over 50 yrs old $450 billion investment p.a planned for next 5 years China, India, Brazil Focus on transmission and generation Wind, solar investment Smart grid technologies Government incentives GDP growth in emerging countries Consumption outpacing conservation and will double in next 30 years

Accelerating Growth – High Voltage Page 53 Meeting Utility Ultra High Voltage Specifications Lightweight Structure Design UV resistant Silicone Housing High Mechanical Strength Customer Need: During the next 20 years there will be significant demand to improve and develop new energy efficient long range transmission systems world wide. Solution: TE developed unique composite foam and gas filled station post insulators that can be used for voltages up to 1100 kV.

Accelerating Growth – Integrated Solutions in the Solar Market Page 54 Technology Platforms Leveraged Contact Physics Sealing Technologies Proprietary Materials High-Power Systems Circuit Protection Customer Need: Safe interconnection of photovoltaic arrays in solar installations, while lowering installation costs. Solution: TE developed the five string combiner box which utilizes polarity keyed SOLARLOKTM cable couplers for plug-and-play capability.

Accelerating Growth – Wind Generation Page 55 Comprehensive Product Range IEC, IEEE & GB (China) Standards Simplified Installation and Maintenance Training Program for Contractors Customer Need: High performance and in-service reliability for connect, seal and protect wind turbine applications while lowering contractor labor costs. Solution: We developed a full range of products specifically for wind turbine applications including 35KV Elbows, Elbow Arrestors, Cold Splice joints, Mechanical Connectors and HVDC Relays. Lightning Protection LV Connections, Cable, bus LV Cable Assemblies Tower Cable LV connections MV Elbow Connections at Transformers Tower Monitoring, Circuit Breaker

Well Positioned to Grow in the Energy Market Favorable market dynamics should drive long-term organic sales growth of 6-8% Innovation and technology leadership position in connect, protect, seal, monitor technologies New growth opportunities beyond our traditional connectivity solutions: Alternative energy High voltage transmission Monitoring and smart grid Strong global presence positions us to grow in all markets Page 56

In a World Where Everything is Connected... Page 57 We Are A World Leader Enabling Connectivity Railway Factory Hospital Computing Aircraft Mobility Automobiles Office Power Plant

Network Connectivity Alan Clarke President, Network Solutions

Page 59 A Leading Provider of Telecom Network Connectivity Enterprise Networks $0.4B Service Providers $0.5B 2009 Sales $2.1 Billion Sales by End Market Undersea Telecom $1.2B Business Profile Sales by Geography Global leader in network connectivity Interconnect, closure systems, copper and fiber network accessories Undersea fiber-optic systems Strong global presence ~1,000 engineers ~500 sales engineers EMEA Asia ex-China China North America South America Undersea 20% 4% 3% 13% 3% 0.57%

Enables Global Network Connectivity Undersea Networks Data Centers Service Provider Networks Office Networks Page 60

Telecom Network Connectivity Overview Page 61 TAM* $5.0 Billion $4.0 Billion $2.0 Billion Market Growth 5-7% 4-6% Cyclical Market Position* Top 3 Top 3 # 1 Enterprise Networks Service Providers Undersea Telecom Transition to 10G networks Physical layer management Increased security Fiber replacing copper Wireless broadband accelerating Physical layer management Emerging market capacity expansion Redundancy Smaller number of large projects up for bid *TE management estimates Primary Market Segments Market Trends

Accelerating Growth – Simplifying Fiber Connectivity for Multi-Dwelling Units Page 62

Accelerating Growth – Full Connectivity Solutions for the Data Center Page 63 High Performance Cable and Connectivity System offers: Real-time actionable intelligence Asset tracking Systematic adds moves and changes Remote network management Fault Detection and Physical Layer Management

Leadership in Undersea Telecom Systems Page 64 2010+ 15 Tbs Initial Light: $27/Mbit Next Gen -TBD 25Tbs Initial Light: TBD TIME 2.5 Gbs 10 Gbs 40 Gbs 100 Gbs 2000s 5 Tbs Initial Light: $80/Mbit 1990s 0.04 Tbs Initial Light: $10,000/Mbit COST PER UNIT We Deliver the Lowest Installed Cost Per Megabit

A Global Leader Enabling Telecom Network Connectivity TE enables connectivity across the entire telecom infrastructure Fiber optics Copper Physical layer management Sealing and protection Undersea telecom is more cyclical, but longer term dynamics are solid Continue to expect 2010 sales of $600-700M Favorable market dynamics should drive long-term growth of 5-7%, but near-term will be challenging Page 65

In a World Where Everything is Connected... Page 66 We Are A World Leader Enabling Connectivity Railway Factory Hospital Computing Aircraft Mobility Automobiles Office Power Plant

Beyond Traditional Connectivity Jeff Rea President, Specialty Products Group

 Page 68 is Well Positioned in Attractive Markets * Sources: TE management estimates from industry reports and internal data Aero, Defense Medical Touch Circuit & Marine Products Solutions Protection TAM* $10 Billion $4 Billion $5 Billion $6 Billion Market Growth* 3-5% 6-8% 10+ % 7-9 % TE Sales (FY09) $623M $245M $330M $217M Market Position* Top 3 - 5 Innovative & Reliable Electronic Solutions for Extreme Environment Applications Innovative & Reliable Electronic Solutions for the Healthcare Industry Solutions that Make Electrical Equipment Safer & More Reliable More Intuitive Human Interface for Electronic Devices

 Page 69 Aerospace, Defense & Marine Aero, Defense Medical Touch Circuit & Marine Products Solutions Protection Minimally-Invasive Infection Control Remote Healthcare Expanded Functions Increased Content Lightweight Increased Power Integrated Systems Safe & Reliable Mobility / Wireless Devices Increased Power (L-Ion) Lightweight Market Trends POI/POS Productivity Reconfiguration Consumer Explosion Industrial Innovative & Reliable Electronic Solutions for Extreme Environment Applications Innovative & Reliable Electronic Solutions for the Healthcare Industry Solutions that Make Electrical Equipment Safer & More Reliable More Intuitive Human Interface for Electronic Devices

Significantly Expanding on Next Gen Platforms Page 70 Boeing Y-1,3 Airbus A350 Lear Jet NXT Bombardier C Series Gulfstream G650 EMB MSJ, MLJ Honda Jet MA600 MRJ, ARJ Dassault SMS Boeing 787

Accelerating Growth – Technology Partner to Airbus Page 71 Technology Platforms High-Power Systems Contact Physics High Performance Wire & Cable Customer Need: Composite fuselage required a completely new solution for the electrical structural network of the aircraft to provide lightning and electrical interference protection. Solution: Created a lightweight integrated cable management and protection solution that meets unique electrical and mechanical requirements and is easy to install / maintain. 7x Increased Content Over Prior Gen Platform

Boeing 787 Dreamliner


QUADLITE Ethernet Cable
Plug and Play Seat Track IFE assemblies
GAIN Galley Connectors
Composite GPR Connectors
5x content
Content per Aircraft $500K
COPALUM Power Terminations
ARINC 600 Connectors
Fiber Optic Connectors
THERMOFIT Heatshrink tubing
Corona Resistant Cable

Tyco Electronics
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Medical Products Page 73 Aero, Defense Medical Touch Circuit & Marine Products Solutions Protection Minimally-Invasive Infection Control Remote Healthcare Expanded Functions Increased Content Lightweight Increased Power Integrated Systems Safe & Reliable Mobility / Wireless Devices Increased Power (L-Ion) Lightweight Market Trends POI/POS Productivity Reconfiguration Consumer Explosion Industrial Innovative & Reliable Electronic Solutions for the Healthcare Industry Solutions that Make Electrical Equipment Safer & More Reliable More Intuitive Human Interface for Electronic Devices Innovative & Reliable Electronic Solutions for Extreme Environment Applications

Accelerating Growth – Enabling Safer Patient Monitoring Page 74 Technology Platforms High Performance Wire and Cable Contact Physics Precision Manufacturing Sealing Technologies Market Need: Affordable, disposable infection control devices for ECG lead set Solution: Leveraged our proprietary connector design and precision wire and cable technology to create a patented single use, cost effective solution. Proprietary single-use connector design Performance wire & cable capability

 Page 75 Touch Solutions Touch Solutions Circuit Protection Aero, Defense Medical & Marine Products Minimally-Invasive Infection Control Remote Healthcare Expanded Functions Increased Content Lightweight Increased Power Integrated Systems Safe & Reliable Mobility / Wireless Devices Increased Power (L-Ion) Lightweight Market Trends POI/POS Productivity Reconfiguration Consumer Explosion Industrial Innovative & Reliable Electronic Solutions for Extreme Environment Applications Innovative & Reliable Electronic Solutions for the Healthcare Industry Solutions that Make Electrical Equipment Safer & More Reliable More Intuitive Human Interface for Electronic Devices

 Page 76 Touch Intuitive Interface Enables... Productivity Interaction Health Flexibility Creativity Expanding Touch Solutions into Consumer and Industrial Markets Retail & Self Service Signage Industrial Solutions Touch Interface Mobile Computing Consumer Gaming

A Global Leader in Touch Technology Broad portfolio of touch technology Touch physics, software, integration capabilities Leading brand in commercial markets Platform and customer solutions for retail, gaming, industrial and signage markets Expand OEM focus custom industrial and consumer opportunities Page 77 Silicon Valley Based Business Positioned for Growth

 Page 78 Circuit Protection Solutions Aero, Defense Medical Touch Circuit & Marine Products Solutions Protection Minimally-Invasive Infection Control Remote Healthcare Expanded Functions Increased Content Lightweight Increased Power Integrated Systems Safe & Reliable Mobility / Wireless Devices Increased Power (L-Ion) Lightweight Market Trends POI/POS Productivity Reconfiguration Consumer Explosion Industrial Innovative & Reliable Electronic Solutions for Extreme Environment Applications Innovative & Reliable Electronic Solutions for the Healthcare Industry Solutions that Make Electrical Equipment Safer & More Reliable More Intuitive Human Interface for Electronic Devices

Beyond Traditional Connectivity $25 billion addressable market with attractive growth characteristics: Increasing content in AD&M Continued expansion and innovation in healthcare Touch expanding everywhere Mobile safety and reliability Portfolio of strong businesses positioned for growth Market leading technologies High performance wire and cable Precision manufacturing Touch Composite materials Page 79

Financial Overview Terrence Curtin Executive Vice President & Chief Financial Officer

 Page 81 Q1 Outlook* Issued Nov. 4, 2009 (in millions, except EPS) Sales $2,700 to $2,800 Operating Income $190 to $220 Restructuring and Other Charges ($60) Adjusted Operating Income** $250 to $280 GAAP EPS $0.25 to $0.29 Adjusted EPS** $0.35 to $0.39 Q1 Outlook * Assumes current currency exchange rates ** See Appendix for description of “Adjusted Operating Income” and “Adjusted EPS” Nov. 4 Guidance Sales flat to 3% growth year over year; flat to 4% growth sequentially Currency exchange benefit year over year of ~ 5% Sequentially, consumer markets continue to improve, industrial markets flat and Undersea Telecom down Operating income and margin improvement driven by gross margin expansion to 27 – 28% Dec. 8 Update Expect to be at high-end of sales, adjusted operating income and adjusted EPS range due to continued momentum in Electronic Components segment

 Page 82 Financial Overview Accelerating our growth Resizing the company and improving margins by Improving operating leverage Reducing manufacturing footprint Continue strong cash flow to fund: Organic growth initiatives; Acquisitions; and Return capital to shareholders Sales growth: Organic* 5 - 7% Total 8 - 10% Operating margins of 12% at $12 billion of sales Free cash flow* approximately equal to net income Key Objectives * See Appendix for description of “Organic Sales Growth” and “Free Cash Flow,” which are non-GAAP measures

Financial Performance Page 83 2008 Net Sales $14,373 Gross Margin 4,173 % of Sales 29.0% Selling, General & Administrative 1,573 % of Sales 10.9% Adj. Operating Income $1,988 % of Sales 13.8% 2009 $10,256 2,536 24.7% 1,408 13.7% $598 5.8% Adj. Other Income 16 Adj. Income from Continuing Ops. $1,233 $380 Adjusted EPS $2.54 $.83 29% 800 bps (in millions, except EPS) Tax and Other Items: * See Appendix for description and reconciliation of “Adj. Operating Income,” “Adj. Other Income,” “Adj. Effective Tax Rate,” “Adj. Income from Continuing Ops.,” and “Adjusted EPS” YOY Change Research, Development & Engineering % of Sales 593 4.1% 536 5.2% 49 430 bps 10% Adj. Effective Tax Rate 34% 18% Resizing Focused on Improving Gross Margin and Operating Expense Leverage

Sales Performance Page 84 Near-term vs. long-term: Electronic Components outperforms due to inventory restocking effects Network Solutions / Specialty Products underperforms due to slow recovery in capital spend Undersea expected to be $500 million to $1 billion of revenue based on cycle Long-Term Growth and Drivers Are Attractive * “Organic Sales Growth” is a non-GAAP measure, see Appendix for description 2006-2008 CAGR 2009 Long-Term Growth Near Term Growth vs. Long-Term Electronic Components 4.8% (31.7%) 5 to 7% Network Solutions 8.5% (12.5%) 6 to 8% Specialty Products 8.0% (18.8%) 8 to 10% Undersea Telecommunications 65.9% (0.4%) cyclical Total Organic Sales Growth* 7.5% (24.6%) 5 to 7% - Currency Translation & Other 3.4% (4.0%) - Acquisitions - - ~ 3% Total Growth 10.8% (28.6%) 8 to 10%

3.1% Page 85 Adjusted Operating Results by Quarter Sales $3,576 $2,713 $2,337 $2,508 $2,698 ~ $2,800 * See Appendix for description and reconciliation of “Adj. Operating Income” and “Adj. Operating Margin” ~ $280 Improved Operating Leverage 13.2% 8.2% ~ 10.0% 6.6% 5.1% 3.1% Q1 Outlook $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 0% 2% 4% 6% 8% 10% 12% 14% $473 $178 $72 $127 $221 ~$280

Cost of Goods Sold Profile Page 86 Reduced labor and overhead by $700M in 2009 Labor reduced ~ 25% Overhead reduced ~15% Material costs as % of sales essentially flat year over year 2009 Cost of Goods Sold $7.7 billion Depreciation 5% Overhead 21% Materials 51% Labor 16% Gold 2% Copper 5% Breakeven Point Reduced by ~ $1.5B

Significant Reduction in Manufacturing Footprint Page 87 # of Plants (in millions) Through 2009 2010 Estimate Program Charges $430 $200 $700 Cash Outlays $250 $300 $650 Financial Status Program increased from $500M due to downturn Avg. Payback remains 3 years Ahead of Original Plan Expect to be substantially completed in 2011 5 plants in process 2006 2007 2008 2009 2011 133 121 104 97 85-90 0 20 40 60 80 100 120 140

Operating Leverage Page 88 On Track to Deliver 12% OI Margin at $12 Billion * Assumes FY09 average exchange rates (Euro 1.35 and Yen 95) ** See Appendix for description and reconciliation of “Adj. Operating Margin” Q4 2009 (Annualized) $12 Billion Sales* $14 - $15 Billion Sales* Sales $10.8B $12B $14 - $15B Gross Margin 26% ~ 28% - 30% ~ 30 - 32% R,D &E 5% ~ 5% ~ 5% SG&A 13% ~ 11 - 12% ~ 10 - 11% Adj. Operating Margin 8% 12% 15%+

Income Taxes Page 89 Structural Tax Rate 31% 21 - 23% Tax Sharing Agreement (TSA) 3% 6% Adj. Effective Tax Rate* (ETR) 34% 27 - 29% 500 to 700 bps TSA – Other Income (2%) (4%) Adj. ETR, Net of TSA 32% 23 - 25% 700 to 900 bps 2008 2010 Guidance Delta Effective tax rate: Reduced by 500 to 700 bps Exceeded plan at separation of 200 to 300 bps Cash taxes ~ 20% of adjusted pretax Continue to leverage net operating losses of $1.6B Significant Progress Improving the Structural Rate * See Appendix for description and reconciliation of “Adj. Effective Tax Rate”

Continued Strong Cash Generation Page 90 $ millions % of Adjusted Income from Continuing Operations $788* $1,290 $1,226 105% 76% 323% Quick response to 2009 downturn: Improved working capital metrics Reduced capital spending 2010 Free Cash Flow will approximate net income Utilization of NOLs results in 20% cash tax rate and offsets working capital growth Capital expenditures less than 5% of sales, below depreciation expense Restructuring cash outflow 2010 - $300M Free Cash Flow ~ Net Income * Includes a $280M cash outlay for ship purchases ** See Appendix for description and reconciliation of “Free Cash Flow” 2008 2007 2009 Free Cash Flow**

Balance Sheet and ROIC Page 91 Return on Invested Capital* 2007 2008 2009 ROIC 11% 13% 5% w/o Goodwill 24% 27% 9% (in billions) 2007 2008 2009 Debt $3.4 $3.2 $2.4 Cash $.9 $1.1 $1.5 Debt / Cash Profile Committed to: Investing for growth Investment grade credit rating Dividend Maintaining additional capital for: Flexibility in uncertain economic environment; and Ability to fund strategic acquisitions Incremental return leverage is substantial 50% of balance sheet is tax assets and goodwill 12% at $12B in revenue equals ROIC of ~ 13 – 15% * See Appendix for calculation of ROIC ROIC Leverage is Significant

 Page 92 Financial Summary Accelerating our growth Resizing the company and improving margins by Improving operating leverage Reducing manufacturing footprint Continue strong cash flow to fund: Organic growth initiatives; Acquisitions; and Return capital to shareholders Sales growth: Organic* 5 – 7% Total 8 – 10% Operating margins of 12% at $12 billion of sales Free cash flow* approximately equal to net income Key Objectives * See Appendix for description of “Organic Sales Growth” and “Free Cash Flow,” which are non-GAAP measures

Wrap-Up

Current Environment Continued strength in Electronic Component markets Networks and Specialty Products flat Operating leverage improving Page 94 Current Q1 Outlook Revenue Adjusted OI Adjusted OI% Adjusted EPS ~ $ 2.8B ~ $280M ~ 10% ~ $0.39

Long-Term Increase our growth rate Well positioned in high-growth emerging markets Strong technology portfolio enabling more solutions for our customers Revitalizing customer channels Strategic acquisitions Accelerate margin expansion Complete the footprint simplification Drive lean across the company Page 95 8 –10% Sales Growth 15% OI at $14 – $15B Revenue Level Strategic Objectives

A World Leader Enabling Connectivity

Appendix

Non-GAAP Measures Page 98 * U.S. Generally Accepted Accounting Principles “Organic Sales Growth,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income (Expense), Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by the company to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures. Organic Sales Growth is a useful measure of the company’s performance because it excludes items that: i) are not completely under management’s control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. It is also a component of the company’s compensation programs. The limitation of this measure is that it excludes items that have an impact on the company’s sales. This limitation is best addressed by using organic sales growth in combination with the GAAP numbers. See the accompanying tables to this presentation for the reconciliation presenting the components of Organic Sales Growth. The company has presented its operating income before unusual items including charges related to legal settlements and reserves, restructuring charges, impairment charges and other income or charges (“Adjusted Operating Income”). The company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It is also a significant component in the company’s incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides additional information about the company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges related to legal settlements and reserves, restructuring charges, impairment charges and other income or charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. The company has presented its operating margin before unusual items including charges related to legal settlements and reserves, restructuring charges, impairment charges and other income or charges (“Adjusted Operating Margin”). The company presents and forecasts its Adjusted Operating Margin before unusual items to give investors a perspective on the underlying business results. Because the company cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in the company’s financial statements, it is difficult to include the impact of those items in the forecast. The company has presented other income (expense), net before unusual items including tax sharing income related to the adoption of the uncertain tax position provisions of Accounting Standards Codification (“ASC”) 740 (Income Taxes) and the gain on retirement of debt (“Adjusted Other Income (Expense), Net”). The company presents Adjusted Other Income (Expense), Net as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The difference between Adjusted Other Income (Expense), Net and other income (expense), net (the most comparable GAAP measure) consists of tax sharing income related to the adoption of the uncertain tax position provisions of ASC 740 and the gain related to retirement of debt and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income (expense), net. This limitation is best addressed by using Adjusted Other Income (Expense), Net in combination with other income (expense), net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

Non-GAAP Measures (cont.) The company has presented income tax expense after adjusting for the tax effect of unusual items including charges related to restructuring, impairment charges and other income or charges (“Adjusted Income Tax Expense”). The company presents Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Earnings Per Share (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented effective income tax rate after adjusting for the tax effect of unusual items including charges related to restructuring, impairment charges and other income or charges (“Adjusted Effective Tax Rate”). The company presents Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Earnings Per Share (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented income from continuing operations before unusual items including charges related to legal settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of the uncertain tax position provisions of ASC 740, other income or charges and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). The company presents Adjusted Income from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding the company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations (the most comparable GAAP measure) consists of the impact of charges related to legal settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of the uncertain tax position provisions of ASC 740, other income or charges and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented adjusted diluted earnings per share, which is diluted earnings per share from continuing operations before unusual items, including charges related to legal settlements and reserves, restructuring charges, impairment charges, tax sharing income related to the adoption of the uncertain tax position provisions of ASC 740 and other income or charges (“Adjusted Earnings Per Share”). The company presents Adjusted Earnings Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of unusual items, which may recur occasionally, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

Non-GAAP Measures (cont.) Page 100 “Free Cash Flow” (FCF) is a useful measure of the company’s cash generation which is free from any significant existing obligation. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows that the company believes are useful to identify. FCF permits management and investors to gain insight into the number that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from: net capital expenditures, voluntary pension contributions, and cash impact of unusual items. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. The company forecasts its cash flow results excluding any voluntary pension contributions because it has not yet made a determination about the amount and timing of any future such contributions. In addition, the company’s forecast excludes the cash impact of unusual items because the company cannot predict the amount and timing of such items. The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow numbers. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read the company’s financial statements as filed with the Securities and Exchange Commission. Because the company does not predict the amount and timing of unusual items that might occur in the future, and its forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, the company does not provide reconciliations to GAAP of its forward-looking financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

- **For the Year Ended September 25, 2009**

		Adjustments				
	U.S. GAAP	Restructuring and Other Charges, Net [1]	Impairment of Goodwill	Tax Items [2]	Other Items, Net [3]	Adjusted (Non-GAAP) [4]
			($ in millions, except per share data)			
Operating Income (Loss):						
Electronic Components	$ (3,716)	$ 278	$ 3,435	$ -	$ -	$ (3)
Network Solutions	133	56	-	-	-	189
Specialty Products	34	31	112	-	8	185
Undersea Telecommunications	219	8	-	-	-	227
Pre-Separation litigation charges, net	(144)	-	-	-	144	-
Total	$ (3,474)	$ 373	$ 3,547	$ -	$ 152	$ 598
Operating Margin	-33.9%					5.8%
Other Income (Expense), Net	$ (48)	$ -	$ -	$ 86	$ (22)	$ 16
Income Tax (Expense) Benefit	$ 576	$ (87)	$ (523)	$ (46)	$ (3)	$ (83)
Effective Tax Rate	16%					18%
Income (Loss) from Continuing Operations	$ (3,100)	$ 286	$ 3,024	$ 40	$ 130	$ 380
Diluted Earnings (Loss) per Share from Continuing Operations [5]	$ (6.75)	$ 0.62	$ 6.57	$ 0.09	$ 0.28	$ 0.83

(1) Includes $375 million recorded in net restructuring and other charges and a $2 million credit recorded in cost of sales.

(2) Includes an income tax benefit primarily related to proposed adjustments to prior year tax returns, and charges to other expense pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

(3) Consists of $144 million of costs related to the settlement of pre-Separation securities litigation and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses. Also includes net gain related to retirement of debt of $19 million, which includes $22 million in Other Income (Expense), net and $(3) million in Interest Expense.

(4) See description of non-GAAP measures contained in this Appendix.

(5) GAAP diluted shares excludes 1 million of non-vested restricted share awards and non-vested options as the inclusion of these securities would have been anti-dilutive. Such amounts are included in the caculation of adjusted (non-GAAP) diluted earnings (loss) per share from continuing operations.

Tyco Electronics

Page 101

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

- For the Year Ended September 26, 2008

($ in millions, except per share data)

	U.S. GAAP	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Impairment of Goodwill	Adjustments: Tax Items [2]	Adjustments: Other Items, Net [3]	Adjusted (Non-GAAP) [4]
Operating Income (Loss):						
Electronic Components	$ 978	$ 198	$ 103	$ -	$ (36)	$ 1,243
Network Solutions	251	22	-	-	-	273
Specialty Products	296	3	-	-	8	307
Undersea Telecommunications	160	5	-	-	-	165
Pre-Separation litigation charges, net	(22)	-	-	-	22	-
Total	$ 1,663	$ 228	$ 103	$ -	$ (6)	$ 1,988
Operating Margin	11.6%					13.8%
Other Income (Expense), Net	$ 567	$ -	$ -	$ (518)	$ -	$ 49
Income Tax (Expense) Benefit	$ (540)	$ (27)	$ (14)	$ (76)	$ 16	$ (641)
Effective Tax Rate	26%					34%
Income (Loss) from Continuing Operations	$ 1,527	$ 201	$ 89	$ (594)	$ 10	$ 1,233
Diluted Earnings (Loss) per Share from Continuing Operations	$ 3.14	$ 0.41	$ 0.18	$ (1.22)	$ 0.02	$ 2.54

(1) Includes $219 million recorded in net restructuring and other charges and $9 million recorded in cost of sales.
(2) In connection with the adoption of the uncertain tax position provisions of ASC 740 (Income Taxes), the Company recorded income of $545 million pursuant to its Tax Sharing Agreement with Tyco International and Covidien. The Company also recorded $49 million of income, of which $27 million of expense is recorded in net other income (expense) and $76 million of tax benefits are recorded in income tax (expense) benefit, related to various tax matters, including a tax settlement.
(3) Consists of a $36 million gain on the sale of real estate and $8 million of costs related to a customs settlement, both of which are recorded in selling, general and administrative expenses, and $22 million of net costs related to the settlement of pre-Separation securities litigation.
(4) See description of non-GAAP measures contained in this Appendix.

Tyco Electronics
Page 102

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 103 For the Year Ended September 28, 2007 Restructuring and Other Separation Charges, Net Related and Related Other Items, Adjusted U.S. GAAP Costs (1) Costs (2) Net (3) (Non-GAAP) (4) Income from Operations: Electronic Components 1,063 $ 28 $ 55 $ - $ 1,146 $ Network Solutions 229 5 36 - 270 Specialty Products 258 7 4 - 269 Undersea Telecommunications 36 1 5 - 42 Pre-Separation litigation charges, net and separation costs (931) 44 - 887 - Total 655 $ 85 $ 100 $ 887 $ 1,727 $ Operating Margin 5.2% 13.7% Income Tax Expense (465) $ (25) $ (32) $ - $ (522) $ (Loss) Income from Continuing Operations (214) $ 60 $ 68 $ 1,119 $ 1,033 $ Diluted (Loss) Earnings per Share from Continuing Operations (5) (0.43) $ 0.12 $ 0.14 $ 2.24 $ 2.07 $ ($ in millions, except per share data) Adjustments (5) GAAP diluted shares excludes 3 million of non-vested restricted share awards and non-vested options as the inclusion of these securities would have been anti-dilutive. Such amounts are included in the calculation of adjusted (non-GAAP) diluted earnings per share from continuing operations. (4) See description of non-GAAP measures contained in this Appendix. (1) Includes $44 million of separation costs, primarily related to employee costs, recorded in separation costs and $41 million of costs, related to building separate company functions that did not exist in the prior year, recorded in selling, general, and administrative expenses. (2) Includes $97 million of net restructuring and other charges of which $92 million is recorded in restructuring and other charges, net and $5 million is recorded in cost of sales. Also includes $3 million of restructuring related moving costs recorded in cost of goods sold. (3) Consists of $887 million of net costs related to pre-Separation securities litigation and a $232 million loss on retirement of debt recorded in other income (expense), net.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 104 For the Quarter Ended September 25, 2009 Restructuring and Other Tax Retirement Adjusted U.S. GAAP Charges, Net (1) Items (2) of Debt (3) (Non-GAAP) (4) Operating Income: Electronic Components 38 $ 24 $ - $ - $ 62 $ Network Solutions 37 14 - - 51 Specialty Products 47 4 - - 51 Undersea Telecommunications 54 3 - - 57 Total 176 $ 45 $ - $ - $ 221 $ Operating Margin 6.5% 8.2% Other Income (Expense), Net (55) $ - $ 86 $ (22) $ 9 $ Income Tax Expense (1) $ (9) $ (46) $ - $ (56) $ Income from Continuing Operations 83 $ 36 $ 40 $ (19) $ 140 $ Diluted Earnings per Share from Continuing Operations 0.18 $ 0.08 $ 0.09 $ (0.04) $ 0.30 $ (4) See description of non-GAAP measures contained in this Appendix. ($ in millions, except per share data) (1) Includes $46 million recorded in net restructuring and other charges and a $1 million credit recorded in cost of sales. Adjustments (2) Includes an income tax benefit primarily related to proposed adjustments to prior year tax returns pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (3) Net gain related to retirement of debt of $19 million, which includes $22 million in Other Income (Expense), net and $(3) million in Interest Expense.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 105 For the Quarter Ended June 26, 2009 Adjustments Restructuring and Other Adjusted U.S. GAAP Charges, Net (1) (Non-GAAP) (2) Operating Income: Electronic Components (82) $ 46 $ (36) $ Network Solutions 31 15 46 Specialty Products 42 1 43 Undersea Telecommunications 73 1 74 Total 64 $ 63 $ 127 $ Operating Margin 2.6% 5.1% Income Tax Expense (3) $ (12) $ (15) $ Income from Continuing Operations 26 $ 51 $ 77 $ Diluted Earnings per Share from Continuing Operations 0.06 $ 0.11 $ 0.17 $ (2) See description of non-GAAP measures contained in this Appendix. ($ in millions, except per share data) (1) Includes $63 million recorded in net restructuring and other charges.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 106 For the Quarter Ended March 27, 2009 Restructuring and Other Impairment of Other Items, Adjusted U.S. GAAP Charges, Net (1) Goodwill Net (2) (Non-GAAP) (3) (Loss) Income from Operations: Electronic Components (3,654) $ 166 $ 3,435 $ - $ (53) $ Network Solutions 21 8 - - 29 Specialty Products (83) 12 112 - 41 Undersea Telecommunications 54 1 - - 55 Pre-Separation litigation charges, net (135) - - 135 - Total (3,797) $ 187 $ 3,547 $ 135 $ 72 $ Operating Margin -162.5% 3.1% Income Tax Benefit (Expense) 594 $ (43) $ (523) $ - $ 28 $ (Loss) Income from Continuing Operations (3,239) $ 144 $ 3,024 $ 135 $ 64 $ Diluted (Loss) Earnings per Share from Continuing Operations (7.07) $ 0.31 $ 6.60 $ 0.29 $ 0.14 $ (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (1) Includes $189 million recorded in restructuring and other charges, net and a $2 million credit recorded in cost of sales. (2) Consists of $135 million of costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 107 For the Quarter Ended December 26, 2008 Restructuring and Other Other Items, Adjusted U.S. GAAP Charges, Net (1) Net (2) (Non-GAAP) (3) Operating Income: Electronic Components (18) $ 42 $ - $ 24 $ Network Solutions 44 19 - 63 Specialty Products 28 14 8 50 Undersea Telecommunications 38 3 - 41 Pre-Separation litigation charges, net (9) - 9 - Total 83 $ 78 $ 17 $ 178 $ Operating Margin 3.1% 6.6% Income Tax Expense (14) $ (23) $ (3) $ (40) $ Income from Continuing Operations 30 $ 55 $ 14 $ 99 $ Diluted Earnings per Share from Continuing Operations 0.07 $ 0.12 $ 0.03 $ 0.21 $ Adjustments ($ in millions, except per share data) (1) Includes $77 million recorded in net restructuring and other charges and $1 million recorded in cost of sales. (3) See description of non-GAAP measures contained in this Appendix. (2) Consists of $9 million of costs related to the settlement of pre-Separation securities litigation and $8 million of costs related to a product liability matter from several years ago recorded in selling, general and administrative expenses.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures Page 108 For the Quarter Ended September 26, 2008 Restructuring and Other Impairment of Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Goodwill Items (2) Net (3) (Non-GAAP) (4) Operating Income: Electronic Components 29 $ 157 $ 103 $ - $ - $ 289 $ Network Solutions 65 4 - - - 69 Specialty Products 65 3 - - 8 76 Undersea Telecommunications 38 1 - - - 39 Pre-Separation litigation charges, net 8 - - - (8) - Total 205 $ 165 $ 103 $ - $ - $ 473 $ Operating Margin 5.7% 13.2% Other Income (Expense), Net (39) $ - $ - $ 54 $ - $ 15 $ Income Tax Expense (38) $ (8) $ (14) $ (76) $ (4) $ (140) $ Income from Continuing Operations 88 $ 157 $ 89 $ (22) $ (4) $ 308 $ Diluted Earnings per Share from Continuing Operations 0.19 $ 0.33 $ 0.19 $ (0.05) $ (0.01) $ 0.65 $ (1) Includes $157 million recorded in net restructuring and other charges and $8 million recorded in cost of sales. (4) See description of non-GAAP measures contained in this Appendix. (2) Includes $22 million of income related to various tax matters, including a tax settlement. (3) Consists of $8 million of income related to insurance recoveries on pre-Separation securities litigation and $8 million of costs related to a customs settlement recorded in selling, general, and administrative expenses. ($ in millions, except per share data) Adjustments

Free Cash Flow Page 109 ($ in millions) 2007 2008 2009 Cash from Continuing Operating Activities $1,447 $922 $1,378 Less: Capital Expenditures, net (822) (568) (315) Adjustments: Pre-separation Litigation Payments 102 Voluntary Pension Contributions 61 Class Action Settlement 936 Income Tax Advance Payment 163 Free Cash Flow $788 $1,290 $1,226

ROIC Calculation Page 110 * Adjusted operating income is a non-GAAP measure. See description and reconciliation of non-GAAP measures contained in this Appendix ($ in millions) 2007 2008 2009 Adjusted Operating Income* 1,727 $ 1,988 $ 598 $ Income Taxes Paid, Net of Refunds (446) (359) (121) Income Tax Advance Payment 163 1,444 1,629 477 Average Invested Capital 12,847 12,776 10,247 ROIC 11% 13% 5% Average Goodwill 6,837 6,803 4,955 ROIC excluding Goodwill 24% 27% 9%